Exhibit 10.1

AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This amendment, dated as of June 1, 2019 (as may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof, this “Amendment”) to that certain Restructuring Support Agreement dated as of May 20, 2019 (together with all exhibits, schedules and attachments thereto, and as may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Restructuring Support Agreement”), is entered into by and among (i) the Company Parties, (ii) the Required Consenting Noteholders, (iii) the Required Consenting Term Lenders and (iv) Ascent.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Restructuring Support Agreement.

WHEREAS, the Company Parties have requested that the Consenting Noteholders and the Consenting Term Lenders agree to the extension of certain of the RSA Milestones under the Restructuring Support Agreement; and

WHEREAS, pursuant to Section 16 of the Restructuring Support Agreement, except as otherwise expressly provided for therein, the Restructuring Support Agreement may be modified, amended, or supplemented in a writing signed by the Company Parties, the Required Consenting Noteholders, the Required Consenting Term Lenders and Ascent; and

WHEREAS, pursuant to Section 17.20 of the Restructuring Support Agreement, such written consent, acceptance or approval shall be deemed to have occurred if, by agreement between counsel to the Parties submitting and receiving such consent, acceptance or approval, it is conveyed in writing (including electronic mail) between counsel to each of the relevant Parties without representations or warranties of any kind on behalf of such counsel; and

WHEREAS, on June 1, 2019, in accordance with the terms and conditions of Section 17.20 of the Restructuring Support Agreement, the Company Parties, the Required Consenting Noteholders, the Required Consenting Term Lenders and Ascent agreed (by electronic mail among counsel to each of the Company Parties, the Required Consenting Noteholders, the Required Consenting Term Lenders and Ascent) to extend certain of the RSA Milestones and otherwise amend certain deadlines under the Restructuring Support Agreement as set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.                                      Amendments to the Restructuring Support Agreement.

(a)                                 Schedule 1 to the Restructuring Support Agreement shall hereby be replaced in its entirety by Schedule 1 to this Amendment.

(b)                                 The definition of “Merger Approval Outside Date” in Section 1.01 of the Restructuring Support Agreement shall hereby be amended and restated in its entirety to read as follows:

““Merger Approval Outside Date” means the date that is no later than sixty-three (63) days after the Petition Date.”

(c)                                  The definition of “Outside Date” in Section 1.01 of the Restructuring Support Agreement shall hereby be amended and restated in its entirety to read as follows:

““Outside Date” means the date that is no later than eighty (80) days after the Petition Date, which date may not be extended without the written consent of the Company Parties, the Required Consenting Noteholders, the Required Consenting Term Lenders, and prior to the occurrence of the Non-Ascent Restructuring Toggle, Ascent.”

2.                                      Agreement to be Bound.  Each of the Parties hereby agrees to be bound by all of the terms of the Restructuring Support Agreement not inconsistent with the terms hereof.

3.                                      Miscellaneous.

(a)                                 Except as expressly provided herein, this Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations, covenants or rights contained in the Restructuring Support Agreement, all of which are ratified and confirmed in all respects by the Parties and shall continue in full force and effect.

(b)                                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION (EXCEPT TO THE EXTENT IT MAY BE PREEMPTED BY THE BANKRUPTCY CODE).

(c)                                  This Amendment, together with the Restructuring Support Agreement, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the Parties with respect to such subject matter.  Each reference to the Restructuring Support Agreement hereafter made in any document, agreement, instrument, filing, pleading, notice or communication shall mean and be a reference to the Restructuring Support Agreement as amended and modified hereby.

(d)                                 In the event the terms and conditions as set forth in the Restructuring Support Agreement and this Amendment are inconsistent, the terms and conditions of this Amendment shall control.

(e)                                  If any term, condition or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a manner adverse to any Party.  Upon such determination that any term, condition or other

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provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

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Schedule 1

RSA Milestones

1.              The Company Parties shall commence solicitation of votes to accept or reject the Plan on or before June 3, 2019 (the “Prepetition Solicitation Commencement Date”).

2.              The Put Option Agreement shall be entered into and an executed copy shall be delivered to all Parties by the date that is no later than five (5) Business Days after the Agreement Effective Date.

3.              The prepetition solicitation of votes to accept or reject the Plan shall be completed by the date that is no later than twenty-one (21) days after the Prepetition Solicitation Commencement Date (the “Prepetition Solicitation Deadline”).

4.              A final agreement with respect to the material terms of the DIP Facility shall be agreed upon by the Parties and the DIP Lenders by the date that is no later than one (1) day prior to the Petition Date.

5.              The Company Parties shall commence the Chapter 11 Cases by filing voluntary petitions under chapter 11 of the Bankruptcy Code with the Bankruptcy Court on or before June 30, 2019 (the “Petition Date Milestone”).

6.              The Company Parties shall file on the Petition Date:

a.              the First Day Pleadings,

b.              the Plan and the Disclosure Statement, and one or more motions seeking (A) conditional approval of the Disclosure Statement and the other Solicitation Materials on an interim basis, (B) approval of the Rights Offering Procedures, (C) approval of the Backstop Commitment Documents, and (D) approval of the Disclosure Statement and the other Solicitation Materials on a final basis and confirmation of the Plan; and

c.               a motion seeking approval of the DIP Facility and the use of cash collateral.

7.              The Bankruptcy Court shall have entered one or more orders conditionally approving the Disclosure Statement and the other Solicitation Materials on an interim basis and approving the Rights Offering Procedures by the date that is no later than three (3) days after the Petition Date.

8.              The Bankruptcy Court shall have entered the Final DIP Order (as defined in the Restructuring Term Sheet) by the date that is no later than forty-five (45) days after the Petition Date.

9.              The Bankruptcy Court shall have entered the Backstop Approval Order by the date that is no later than forty-five (45) days after the Petition Date.

10.       The Bankruptcy Court shall have entered an order approving the Disclosure Statement and the other Solicitation Materials on a final basis by the date that is no later than sixty (60) days after the Petition Date.

11.       The Bankruptcy Court shall have entered an order confirming the Plan by the date that is no later than sixty (60) days after the Petition Date.

12.       The Plan shall become effective by the date that is no later than seventy-three (73) days after the Petition Date.

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